UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

_______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2024

OMEGA HEALTHCARE INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-11316	38-3041398
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 International Circle,

Suite 200

Hunt Valley, Maryland 21030

(Address of principal executive offices / Zip Code)

(410) 427-1700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act.

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	OHI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02     Regulation FD Disclosure

On October 30, 2024, Omega Healthcare Investors, Inc. (“Omega”) issued a press release regarding its financial results for the quarter ended September 30, 2024. Omega’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Item 2.02 of this Current Report on Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01     Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description of Exhibit

99.1Press release issued by the Company on October 30, 2024.

104Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OMEGA HEALTHCARE INVESTORS, INC.

Dated: October 30, 2024	By:	/s/ Gail D. Makode
Gail D. Makode
Chief Legal Officer, General Counsel